UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2019

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Investment Corporation II (the “Company”) reconvened its Annual Meeting of Stockholders (the “Annual Meeting”) on November 22, 2019. The Annual Meeting was initially called to order on November 6, 2019 and was adjourned with respect to certain proposals to permit additional time to solicit stockholder votes for such proposals. The reconvened Annual Meeting (the “Reconvened Meeting”) was held on November 22, 2019. As of August 8, 2019, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 327,309,962 shares of common stock were eligible to be voted in person or by proxy. Of the eligible shares of common stock to be voted, 189,811,282 were voted in person or by proxy at the Reconvened Meeting. Stockholders were asked to consider and act upon the following proposals (the “Proposals”) at the Reconvened Meeting, each of which was described in the Company’s joint proxy statement/prospectus, as amended, filed with the Securities and Exchange Commission on August 13, 2019 (the “Proxy Statement”):

•

Proposal No. 1 – the approval of the deletion of Section 5.6 of the Articles of Amendment and Restatement of the Company (the “Charter”) regarding payment of dividends and distributions (the “Merger Charter Amendment Proposal 3”);

•

Proposal No. 2 – the approval of the revision of Section 6.2 of the Charter to (i) increase the vote required to effect certain changes to the Charter to 80% of all the votes entitled to be cast on the matter, and (ii) require such increased stockholder vote (i.e. 80% of all the votes entitled to be cast on the matter) to effect a liquidation of the Company or any amendment to certain Sections 4.1 or Section 4.8 of the Charter (as well as Section 4.2, 4.7, 6.1 and 6.2); provided that, if any such change or action is first approved by two-thirds of the existing directors, then it will require approval only by a majority of the votes entitled to be cast (the “Listing Charter Amendment Proposal 2”);

•

Proposal No. 3 – the approval of the deletion of Section 7.4 of the Charter providing for restrictions on the Company’s ability to advance expenses to its directors and officers and FS/KKR Advisor, LLC (the “Advisor”) in accordance with the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (the “Listing Charter Amendment Proposal 6”);

•	Proposal No. 4 – the deletion of Section 7.3 of the Charter regarding limitations on indemnification mandated by the NASAA Omnibus Guidelines (the “Listing Charter Amendment Proposal 7”).

The Merger Charter Amendment Proposal 3 was approved by the Company’s stockholders at the Reconvened Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,436,283	10,215,614	14,159,385	0

The Listing Charter Amendment Proposal 2 was not approved by the Company’s stockholders at the Reconvened Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,676,931	7,303,541	11,830,810	0

The Listing Charter Amendment Proposal 6 was approved by the Company’s stockholders at the Reconvened Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
164,315,792	13,163,394	12,332,096	0

The Listing Charter Amendment Proposal 7 was approved by the Company’s stockholders at the Reconvened Meeting.

The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
166,372,181	9,917,774	13,521,327	0

Item 7.01.	Regulation FD Disclosure.

On November 22, 2019, the Advisor issued a press release announcing, among other things, the voting results at the Annual Meeting. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of November 22, 2019, (furnished herewith).

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements with regard to future events or the future performance or operations of the Company, FSIC III, FSIC IV and CCT II (the Company, together with FSIC III, FSIC IV and CCT II, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, failure to obtain requisite shareholder approval for the Fund Proposals (as defined below) set forth in the Proxy Statement, failure to consummate the business combination transaction involving the Funds, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds, failure to realize the anticipated benefits of the business combination transaction involving the Funds, failure to consummate the recapitalization transaction and failure to list the common stock of the combined entity on a national securities exchange. Some of these factors are enumerated in the filings the Funds make with the U.S. Securities and Exchange Commission (the “SEC”) and are also be contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Funds, along with related proposals for which shareholder approval is being sought (collectively, the “Fund Proposals”). In connection with the Fund Proposals, the Funds have filed relevant materials with the SEC, including the Proxy Statement. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS, THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS AND THE FUND PROPOSALS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, or from the Company’s website, CCT II’s website, FSIC III’s website or FSIC IV’s website, each at www.fsinvestments.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II
Date: November 22, 2019
	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel